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                                                                    EXHIBIT 10.1

                             SUBSCRIPTION AGREEMENT
                             ----------------------

      THIS SUBSCRIPTION AGREEMENT (this "AGREEMENT"), is dated as of December 5, 2007, by and among Aethlon Medical, Inc., a Nevada corporation (the "COMPANY"), and the subscribers identified on the signature page hereto (each a "SUBSCRIBER" and collectively "SUBSCRIBERS").

      WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "COMMISSION") under the Securities Act of 1933, as amended (the "1933 ACT").

      WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers, in the aggregate, shall purchase for up to $500,000 (the "PURCHASE PRICE") up to $550,000 (the "PRINCIPAL AMOUNT") of principal amount of promissory notes of the Company ("NOTE" or "NOTES"), a form of which is annexed hereto as EXHIBIT A; and share purchase warrants (the "WARRANTS"), in the form annexed hereto as EXHIBIT B, to purchase shares of the Company's $.001 par value Common Stock (the "COMMON STOCK" and the "WARRANT SHARES") during the period and at the per share purchase price set forth in the Warrants (the "EXERCISE PRICE"). The Notes, the Warrants and the Warrant Shares are collectively referred to herein as the "SECURITIES"; and

      WHEREAS, the aggregate proceeds of the sale of the Notes and Warrants contemplated hereby shall be held in escrow pursuant to the terms of a Funds Escrow Agreement to be executed by the parties substantially in the form attached hereto as EXHIBIT C (the "ESCROW AGREEMENT").

      NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

      1. CLOSING DATE. The "CLOSING DATE" shall be the date that the Purchase Price is transmitted by wire transfer or otherwise credited to or for the benefit of the Company. The consummation of the transactions contemplated herein ("CLOSING") shall take place at the offices of Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, upon the satisfaction or waiver of all conditions to closing set forth in this Agreement.

      2. CLOSING. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date, each Subscriber shall purchase and the Company shall sell the Notes and Warrants to each Subscriber. The Principal Amount for each Subscriber's Note will be determined by dividing such Subscriber's portion of the Purchase Price by .9090.

      3. CLASS C WARRANTS. On the Closing Date, the Company will issue and deliver Class C Warrants to the Subscribers. 300,000 Class C Warrants will be issued for $100,000 of Note Principal Amount issued on the Closing Date. The Exercise Price to acquire a Warrant Share upon exercise of a Class C Warrant shall be $0.50, subject to reduction as described in the Class C Warrant. The Class C Warrants shall be exercisable until three years after the issue date of the Class C Warrants.

      4. SUBSCRIBER REPRESENTATIONS AND WARRANTIES. Each Subscriber hereby represents and warrants to and agrees with the Company only as to such Subscriber that:

            (a) ORGANIZATION AND STANDING OF THE SUBSCRIBERS. If such Subscriber is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

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            (b)   AUTHORIZATION AND POWER. Such Subscriber has the requisite power and authority to enter into and perform this Agreement and the other Transaction Documents and to purchase the Notes and Warrants being sold to it hereunder. The execution, delivery and performance of this Agreement and the other Transaction Documents by such Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Subscriber or its Board of Directors, stockholders, partners, members, as the case may be, is required. This Agreement and the other Transaction Documents have been duly authorized, executed and delivered by such Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Subscriber enforceable against such Subscriber in accordance with the terms thereof.

            (c) NO CONFLICTS. The execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation by such Subscriber of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of such Subscriber's charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Subscriber). Such Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement and the other Transaction Documents or to purchase the Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

            (d) INFORMATION ON COMPANY. Such Subscriber has been furnished with or has had access at the EDGAR Website of the Commission to the Company's Form 10-KSB filed on July 13, 2007 for the fiscal year ended March 31, 2007, and the financial statements included therein, together with all subsequent filings made with the Commission available at the EDGAR website (hereinafter referred to collectively as the "REPORTS"). In addition, such Subscriber may have received in writing from the Company such other information concerning its operations, financial condition and other matters as such Subscriber has requested in writing, identified thereon as OTHER WRITTEN INFORMATION (such other information is collectively, the "OTHER WRITTEN INFORMATION"), and considered all factors such Subscriber deems material in deciding on the advisability of investing in the Securities.

            (e) INFORMATION ON SUBSCRIBER. Such Subscriber is, and will be at the time of the exercise of the Warrants, an "ACCREDITED INVESTOR", as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable such Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. Such Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. Such Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding such Subscriber is accurate.

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            (f)   PURCHASE OF NOTES AND WARRANTS. On the Closing Date, such
Subscriber will purchase the Notes and Warrants as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

            (g) COMPLIANCE WITH SECURITIES LAWS. Such Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of such Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. Such Subscriber will comply with all applicable rules and regulations in connection with the sales of the Securities.

            (h) RESTRICTED SECURITIES. Such Subscriber understands that the Securities have not been registered under the 1933 Act and such Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the 1933 Act, or unless an exemption from registration is available. Notwithstanding anything to the contrary contained in this Agreement, such Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an "accredited investor" under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an "AFFILIATE" of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. Affiliate includes each Subsidiary of the Company. For purposes of this definition, "CONTROL" means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

            (i) WARRANTS LEGEND. The Warrants shall bear the following or similar legend:

      "NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."

            (j)   NOTE LEGEND. The Note shall bear the following legend:

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      "THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE
      HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. "

            (k) COMMUNICATION OF OFFER. The offer to sell the Securities was directly communicated to such Subscriber by the Company. At no time was such Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

            (l) AUTHORITY; ENFORCEABILITY. This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by such Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and such Subscriber has full power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by such Subscriber relating hereto.

            (m) NO GOVERNMENTAL REVIEW. Such Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

            (n) CORRECTNESS OF REPRESENTATIONS. Such Subscriber represents as to such Subscriber that the foregoing representations and warranties are true and correct as of the date hereof and, unless such Subscriber otherwise notifies the Company prior to the Closing Date shall be true and correct as of the Closing Date.

            (o) SURVIVAL. The foregoing representations and warranties shall survive the Closing Date.

      5. COMPANY REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to and agrees with each Subscriber that:

            (a) DUE INCORPORATION. The Company is a corporation or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its properties and to carry on its business

                                       4
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as presently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. For purposes of the Transaction Documents, a "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on the financial condition, results of operations, prospects, properties or business of the Company and its Subsidiaries taken as a whole. For purposes of this Agreement, "SUBSIDIARY" means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which more than 30% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity. The Subsidiaries as of the Closing Date are set forth on SCHEDULE 5(A).

            (b) OUTSTANDING STOCK. All issued and outstanding shares of capital stock of the Company and Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable.

            (c) AUTHORITY; ENFORCEABILITY. This Agreement, the Note, the Warrants, and Escrow Agreement, and all other agreements delivered together with this Agreement or in connection herewith (collectively "TRANSACTION DOCUMENTS") have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

            (d) CAPITALIZATION AND ADDITIONAL ISSUANCES. The authorized and outstanding capital stock of the Company and Subsidiaries as of the date of this Agreement and the Closing Date (not including the Securities) are set forth on
SCHEDULE 5(D). There are no outstanding agreements or preemptive or similar rights affecting the Company's Common Stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of Common Stock or equity of the Company or Subsidiaries or other equity interest in the Company or Subsidiaries except as described on SCHEDULE 5(D). The Common Stock, options, warrants, agreements and other rights to acquire equity of the Company and any Subsidiary outstanding as of the last Business Day preceding the Closing Date is set forth on SCHEDULE 5(D). The only officer, director, employee and consultant stock option or stock incentive plan in effect or contemplated by the Company as of the Closing Date is described on SCHEDULE 5(D).

            (e) CONSENTS. No consent, approval, authorization or order of any court, governmental agency, or body or arbitrator having jurisdiction over the Company, Subsidiaries or any of their Affiliates, the OTC Bulletin Board ("BULLETIN BOARD") or the Company's shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities. The Transaction Documents and the Company's performance of its obligations thereunder has been unanimously approved by the Company's Board of Directors.

            (f) NO VIOLATION OR CONFLICT. Assuming the representations and warranties of the Subscribers in Section 4 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company's obligations under the Transaction Documents by the Company will:

                                       5
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                  (i)   violate, conflict with, result in a breach of, or
constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company,
(B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or

                  (ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates except as described herein; or

                  (iii) result in the activation of any anti-dilution rights or a reset or repricing of any debt or security instrument of any other creditor, equity holder, or potential equity holder of the Company, nor result in the acceleration of the due date of any obligation of the Company; or

                  (iv) will result in the triggering of any piggy-back registration rights of any person or entity holding securities of the Company or having the right to receive securities of the Company.

            (g)   THE SECURITIES. The Securities upon issuance:

                  (i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

                  (ii) have been, or will be, duly and validly authorized and on the date of issuance of the Securities, the Securities will be duly and validly issued, fully paid and non-assessable and if registered pursuant to the 1933 Act and resold pursuant to an effective registration statement will be free trading and unrestricted;

                  (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

                  (iv) will not subject the holders thereof to personal liability by reason of being such holders; and

                  (v) assuming the representations and warranties of the Subscribers as set forth in Section 4 hereof are true and correct, will not result in a violation of Section 5 under the 1933 Act.

            (h) LITIGATION. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents. There is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

                                       6
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            (i)   NO MARKET MANIPULATION. The Company and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

            (j) INFORMATION CONCERNING COMPANY. The Reports including the exhibits and financial statements included therewith, and Other Written Information contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the dates of the most recent financial statements included in the Reports, and except as modified in the Other Written Information or in the Schedules hereto, there has been no Material Adverse Event relating to the Company's business, financial condition or affairs not disclosed in the Reports. The Reports including the exhibits and financial statements included therewith, and Other Written Information do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, taken as a whole, not misleading in light of the circumstances when made.

            (k) STOP TRANSFER. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscriber.

            (l) DEFAULTS. The Company is not in violation of its articles of incorporation or bylaws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

            (m) NO INTEGRATED OFFERING. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Bulletin Board which would impair the exemptions relied upon in this Offering or the Company's ability to timely comply with its obligations hereunder. Neither the Company nor any of its Affiliates will take any action or steps that would cause the offer or issuance of the Securities to be integrated with other offerings which would impair the exemptions relied upon in this Offering or the Company's ability to timely comply with its obligations hereunder. The Company will not conduct any offering that will be integrated with the offer or issuance of the Securities that would impair the exemptions relied upon in connection with the offer and sale of the Securities or the Company's ability to timely comply with its obligations pursuant to the Transaction Documents.

            (n) NO GENERAL SOLICITATION. Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

            (o) LIABILITIES. The Company has no liabilities or obligations which are material, individually or in the aggregate, other than those incurred in the ordinary course of the Company businesses since the date of the most recent audited financial statements of the Company contained in the Reports, and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

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            (p)   NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. Since the date of the most recent audited financial statements of the Company contained in the Reports, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement by the Company prior to the date hereof and/or prior to the Closing Date which has not been so publicly announced or disclosed in the Reports.

            (q) DILUTION. The Company's executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company's equity or rights to receive equity of the Company. The board of directors of the Company has concluded, in its good faith business judgment that the issuance of the Securities is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Warrant Shares upon exercise of the Warrants, is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company or parties entitled to receive equity of the Company.

            (r) NO DISAGREEMENTS WITH ACCOUNTANTS AND LAWYERS. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise between the Company and the accountants and lawyers presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers, nor have there been any such disagreements during the two years prior to the Closing Date.

            (s) INVESTMENT COMPANY. Neither the Company nor any Affiliate of the Company is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            (t) FOREIGN CORRUPT PRACTICES. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

            (u) REPORTING COMPANY. The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 ACT") and has a class of Common Stock registered pursuant to Section 12(g) of the 1934 Act. Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Commission during the twelve months preceding the date of this Agreement and the Closing Date.

            (v) LISTING. The Company's Common Stock is quoted on the Bulletin Board under the symbol AEMD.OB. The Company has not received any oral or written notice that its Common Stock is not eligible nor will become ineligible for quotation on the Bulletin Board nor that its Common Stock does not meet all requirements for the continuation of such quotation. The Company satisfies all the requirements for the continued quotation of its Common Stock on the Bulletin Board.

            (w) DTC STATUS. The Company's transfer agent is a participant in, and the Common Stock is eligible for transfer pursuant to, the Depository Trust Company Automated Securities Transfer Program. The name, address, telephone number, fax number, contact person and email address of the Company transfer agent is set forth on SCHEDULE 5(W) hereto.

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            (x)   SOLVENCY. Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Notes, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

            (y) COMPANY PREDECESSOR AND SUBSIDIARIES. The Company makes each of the representations contained in Sections 5(a), (b), (c), (d), (e), (f), (h),
(j), (l), (o), (p), (r), (s), (u), and (x) of this Agreement, as same relate to the Subsidiary of the Company. All representations made by or relating to the Company of a historical or prospective nature and all undertakings described in Sections 9(g) through 9(l) shall relate, apply and refer to the Company and its predecessors. The Company represents that it owns 100% of the outstanding equity of the Subsidiaries and rights to receive equity of the Subsidiaries free and clear of all liens, encumbrances and claims, except as set forth on Schedule 5(d). No person or entity other than the Company has the right to own and receive any equity interest in the Subsidiaries.

            (z) CORRECTNESS OF REPRESENTATIONS. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date; provided, that, if such representation or warranty is made as of a different date in which case such representation or warranty shall be true as of such date.

            (AA) SURVIVAL. The foregoing representations and warranties shall survive the Closing Date.

      6. REGULATION D OFFERING/LEGAL OPINION. The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder. On the Closing Date, the Company will provide an opinion reasonably acceptable to the Subscribers from the Company's legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Securities and other matters reasonably requested by Subscribers. A form of the legal opinion is annexed hereto as EXHIBIT D. The Company will provide, at the Company's expense, such other legal opinions, if any, as are reasonably necessary in each Subscriber's opinion for the issuance and resale of the Common Stock issuable upon exercise of the Warrants pursuant to an effective registration statement, Rule 144 under the 1933 Act or an exemption from registration.

      7.1. MANDATORY REDEMPTION AT SUBSCRIBER'S ELECTION. Upon the occurrence of an Event of Default (as defined in the Note or in this Agreement), that continues for more than twenty (20) business days, (iii) a Change in Control (as defined below), or (iv) of the liquidation, dissolution or winding up of the Company, then at the Subscriber's election, the Company must pay to each Subscriber ten (30) business days after request by each Subscriber ("CALCULATION PERIOD"), a sum of money determined by multiplying up to the outstanding principal amount of the Note designated by each such Subscriber by 120%, plus accrued but unpaid interest ("MANDATORY REDEMPTION PAYMENT"). The Mandatory Redemption Payment must be received by each Subscriber not later than thirty
(30) business days after request ("MANDATORY REDEMPTION PAYMENT DATE"). Upon receipt of the Mandatory Redemption Payment, the corresponding Note principal and interest will be deemed paid and no longer outstanding. For purposes of this
Section 7.1, "CHANGE IN CONTROL" shall mean (i) the Company no longer having a class of shares publicly traded or listed on a Principal Market (as defined in Section 9(b)), (ii) the Company becoming a Subsidiary of another entity (other than a corporation formed by the Company for purposes of reincorporation in another U.S. jurisdiction), (iii) a majority of the board of directors of the Company as of the Closing Date no longer serving as directors of the Company except due to natural causes, and (iv) the sale, lease or transfer of substantially all the assets of the Company or Subsidiaries.

      7.2. REDEMPTION. The Notes shall not be redeemable or callable by the Company except as described in the Note.

      8.    FEES.

            (a) COMMISSION. The Company on the one hand, and each Subscriber (for himself only) on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby or in connection with any investment in the Company at any time, whether or not such investment was consummated and arising out of such party's actions. The Company represents that there are no parties entitled to receive fees, commissions, or similar payments in connection with the Offering.

            (b) SUBSCRIBER'S LEGAL FEES. The Company shall pay to Grushko & Mittman, P.C., a fee of $10,000 ("SUBSCRIBER'S LEGAL FEES") as reimbursement for services rendered to the Subscribers in connection with this Agreement and the purchase and sale of the Notes and Warrants (the "OFFERING"). The Subscriber's Legal Fees and expenses will be payable out of funds held pursuant to the Escrow Agreement. Grushko & Mittman, P.C. will be reimbursed at Closing for all lien searches, security interest filing fees, and printing and shipping costs for the closing statements and documents to be delivered to Subscribers and for background checks on the senior management of the Company and Subsidiaries conducted on behalf of Subscribers.

      9. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Subscribers as follows:

            (a) STOP ORDERS. The Company will advise the Subscribers, within twenty-four hours after it receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

            (b) LISTING/QUOTATION. The Company shall promptly secure the quotation or listing of the Common Stock and Warrant Shares upon each national securities exchange, or automated quotation system upon which they are or become eligible for quotation or listing (subject to official notice of issuance) and shall maintain same so long as any Warrants are outstanding. The Company will maintain the quotation or listing of its Common Stock on the American Stock Exchange, National Capital Market, Nasdaq Global Market, Nasdaq Global Select Market, New York Stock Exchange or Bulletin Board (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the "PRINCIPAL MARKET"), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. The Company will provide the Subscribers copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market. As of the date of this Agreement and the Closing Date, the Bulletin Board is and will be the Principal Market.

            (c) MARKET REGULATIONS. The Company shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to the Subscribers.

            (d) FILING REQUIREMENTS. From the date of this Agreement and until the last to occur of (i) two (2) years after the Closing Date, (ii) until all the Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, or (iii) the Notes are not outstanding (the date of occurrence of the last such event being the "END DATE"), the Company will (A) cause its Common Stock to be registered under Section 12(b) or 12(g) of the 1934 Act, (B) comply in all respects with its reporting and filing obligations under the 1934 Act, (C) voluntarily comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(b) or Section 12(g) of the 1934 Act, if the Company is not subject to such reporting requirements, and (D) comply with all requirements related to any registration statement filed pursuant to this Agreement. The Company will not take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts until the End Date. Until the End Date, the Company will continue the listing or quotation of the Common Stock on a Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market. The Company agrees to timely file a Form D with respect to the Securities if required under Regulation D and to provide a copy thereof to each Subscriber promptly after such filing.

            (e) USE OF PROCEEDS. The proceeds of the Offering will be employed by the Company for general working capital. The Purchase Price may not and will not be used for accrued and unpaid officer and director salaries, payment of financing related debt, redemption of outstanding notes or equity instruments of the Company nor non-trade obligations outstanding on a Closing Date. For so long as any Notes are outstanding, the Company will not prepay any financing related debt obligations nor redeem any equity instruments of the Company.

            (f) RESERVATION. Prior to the Closing Date, and at all times thereafter, the Company shall have reserved, PRO RATA, on behalf of each holder of a Warrant, from its authorized but unissued Common Stock, the amount of Warrant Shares issuable upon exercise of the Warrants.

            (g) DTC PROGRAM. At all times that Notes or Warrants are outstanding, the Company will employ as the transfer agent for the Common Stock and Warrant Shares a participant in the Depository Trust Company Automated Securities Transfer Program.

            (h) TAXES. From the date of this Agreement and until the End Date, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore. The Company undertakes to satisfy within sixty (60) days after the Closing Date, out of the proceeds of the Offering, all outstanding tax related charges payable by the Company which the Company represents do not exceed $25,000.

            (i) INSURANCE. From the date of this Agreement and until the End Date, the Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's line of business, in amounts sufficient to prevent the Company from becoming a co-insurer and not in any event less than one hundred percent (100%) of the insurable value of the property insured less reasonable deductible amounts; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and to the extent available on commercially reasonable terms.

            (j) BOOKS AND RECORDS. From the date of this Agreement and until the End Date, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

            (k) GOVERNMENTAL AUTHORITIES. From the date of this Agreement and until the End Date, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

            (l) INTELLECTUAL PROPERTY. From the date of this Agreement and until the End Date, the Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business, unless it is sold for value.

            (m) PROPERTIES. From the date of this Agreement and until the End Date, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a Material Adverse Effect.

            (n) CONFIDENTIALITY/PUBLIC ANNOUNCEMENT. From the date of this Agreement and until the End Date, the Company agrees that except in connection with a Form 8-K and the registration statement or statements regarding the Securities or in correspondence with the SEC regarding same, it will not disclose publicly or privately the identity of the Subscribers unless expressly agreed to in writing by each Subscriber to be identified but only to the extent required by law and then only upon five days prior notice to Subscriber. In any event and subject to the foregoing, the Company undertakes to file a Form 8-K or make a public announcement describing the Offering not later than the first business day after the Closing Date. Prior to filing or announcement, such Form 8-K or public announcement will be provided to Subscribers for their review and approval. In the Form 8-K or public announcement, the Company will specifically disclose the amount of Common Stock outstanding immediately after the Closing. Upon delivery by the Company to the Subscribers after the Closing Date of any notice or information, in writing, electronically or otherwise, and while a Note, Warrants, or Warrant Shares are held by such Subscribers, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or Subsidiaries, the Company shall within one business day after any such delivery publicly disclose such material, nonpublic information on a Report on Form 8-K or otherwise. IN THE EVENT THAT THE COMPANY BELIEVES THAT A NOTICE OR COMMUNICATION TO A SUBSCRIBER CONTAINS MATERIAL, NONPUBLIC INFORMATION, RELATING TO THE COMPANY OR SUBSIDIARIES, THE COMPANY SHALL SO INDICATE TO SUCH SUBSCRIBER CONTEMPORANEOUSLY WITH DELIVERY OF SUCH NOTICE OR INFORMATION. IN THE ABSENCE OF ANY SUCH INDICATION, SUCH SUBSCRIBER SHALL BE ALLOWED TO PRESUME THAT ALL MATTERS RELATING TO SUCH NOTICE AND INFORMATION DO NOT CONSTITUTE MATERIAL, NONPUBLIC INFORMATION RELATING TO THE COMPANY OR ITS SUBSIDIARIES.

            (o) NON-PUBLIC INFORMATION. The Company covenants and agrees that except for the Reports, Other Written Information and schedules and exhibits to this Agreement, which information the Company undertakes to publicly disclose not later than the sooner of the required or actual filing date of the Form 8-K described in Section 9(n) above, neither it nor any other person acting on its behalf will at any time provide any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Subscriber shall have agreed in writing to receive such information. The Company understands and confirms that each Subscriber shall be relying on the foregoing representations in effecting transactions in securities of the Company.

            (p) NEGATIVE COVENANTS. So long as a Note is outstanding, without the consent of the Subscribers, the Company will not and will not permit any of its Subsidiaries to directly or indirectly:

                  (i) amend its certificate of incorporation, bylaws or its charter documents so as to materially and adversely affect any rights of the Subscriber;

                  (ii) repay, redeem, repurchase or offer to repay, redeem, repurchase or otherwise acquire or make any dividend or distribution in respect of any of its Common Stock, preferred stock, warrants, options or other equity securities other than to the extent permitted or required under the Transaction Documents; or

                  (iii) prepay or redeem any financing related debt or past due obligations outstanding as of the Closing Date.

            (q) SENIORITY. Except as otherwise provided for herein, until the Notes are fully satisfied or converted, the Company shall not grant nor allow any security interest to be taken in the assets of the Company or any Subsidiary; nor issue any debt, equity or other instrument which would give the holder thereof directly or indirectly, a right in any assets of the Company or any Subsidiary, equal or superior to any right or potential of the holder of a
Note in or to such assets.

            (r) NOTICES. For so long as the Subscribers hold any Securities, the Company will maintain as United States address and United States fax number for notices purposes under the Transaction Documents.

      10. COVENANTS OF THE COMPANY REGARDING INDEMNIFICATION. The Company agrees to indemnify, hold harmless, reimburse and defend the Subscribers, the Subscribers' officers, directors, agents, Affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or breach of any representation or warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscriber relating hereto. The procedures set forth in Section
11.6 shall apply to the indemnification set forth in Section 10(a).

      11.   REGISTRATION RIGHTS.

      11.1. REGISTRATION STATEMENT. The Company shall file with the Commission a Form SB-2 registration statement (the "REGISTRATION STATEMENT") (or such other form that it is eligible to use) in order to register on behalf of the holder of Warrants and Warrant Shares ("SELLER" or "SELLERS") all of the Warrant Shares ("REGISTRABLE SECURITIES") for resale and distribution under the 1933 Act within sixty (60) calendar days after the Closing Date (the "FILING DATE"), and cause the Registration Statement to be declared effective not later than one hundred and eighty (180) calendar days after the Closing Date (the "EFFECTIVE DATE"). The Registrable Securities shall be reserved and set aside exclusively for the benefit of each Subscriber, PRO RATA, and not issued, employed or reserved for anyone other than each such person. The Registration Statement will immediately be amended or additional registration statements will be immediately filed by the Company as necessary to register additional shares of Common Stock to allow the public resale of all Common Stock included in and issuable by virtue of the Registrable Securities. It shall be deemed a Non-Registration Event if at any time after the date the Registration Statement is declared effective by the Commission ("ACTUAL EFFECTIVE DATE") the Company has registered for unrestricted resale on behalf of the Subscribers less than all of the Registrable Securities required to be registered as described in this Agreement (such amount of unregistered Common stock being the "SHORTFALL"). The Company shall cause to be registered a sufficient amount of shares of Common stock in order to eliminate the Shortfall within 60 days after the date the Shortfall occurs.

      11.2. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 11.1(i) to effect the registration of any Registrable Securities under the 1933 Act, the Company will, as expeditiously as possible:

            (a) subject to the timelines provided in this Agreement, prepare and file with the Commission a registration statement required by Section 11, with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), promptly provide to the holders of the Registrable Securities copies of all filings and Commission letters of comment and notify the Subscribers (by telecopier and by e-mail addresses provided by the Subscribers) and Grushko & Mittman, P.C. (by telecopier and by email to COUNSLERS@AOL.COM) on or before the second business day thereafter that the Company receives notice that (i) the Commission has no comments or no further comments on the Registration Statement, and (ii) the registration statement has been declared effective (failure to timely provide notice as required by this Section 11.2(a) shall be a material breach of the Company's obligation and an Event of Default as defined in the Notes and a Non-Registration Event as defined in Section 11.4 of this Agreement);

            (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for so long as Warrants are outstanding, and comply with the provisions of the 1933 Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Sellers' intended method of disposition set forth in such registration statement for such period;

            (c) furnish to the Sellers, at the Company's expense, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement or make them electronically available;

            (d) use its reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of New York and such jurisdictions as the Sellers shall request in writing, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

            (e) if applicable, list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

            (f) notify the Subscribers within twenty-four hours of the Company's becoming aware that a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or which becomes subject to a Commission, state or other governmental order suspending the effectiveness of the registration statement covering any of the Registrable Securities;

            (g) provided same would not be in violation of the provision of Regulation FD under the 1934 Act, make available for inspection by the Sellers during reasonable business hours, and any attorney, accountant or other agent retained by the Seller or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the seller, attorney, accountant or agent in connection with such registration statement at such requesting Seller's expense; and

            (h) provide to the Sellers copies of the registration statement and amendments thereto five business days prior to the filing thereof with the Commission. Any Subscriber's failure to comment on any Registration Statement or other document provided to a Subscriber or its counsel shall not be construed to constitute approval thereof nor the accuracy thereof.

      11.3. PROVISION OF DOCUMENTS. In connection with each registration statement described in this Section 11, each Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

      11.4. NON-REGISTRATION EVENTS. The Company agrees that the Sellers will suffer damages if the Registration Statement is not filed by the Filing Date and not declared effective by the Commission by the Effective Date, and maintained in the manner and time periods contemplated by Section 11 hereof, and it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (A) the Registration Statement is not filed on or before the Filing Date, (B) the Registration Statement is not declared effective on or before the required Effective Date, (C) due to the action or inaction of the Company the Registration Statement is not declared effective within three (3) business days after receipt by the Company or its attorneys of a written or oral communication from the Commission that the Registration Statement will not be reviewed or that the Commission has no further comments, (D) the Registration Statement is filed and declared effective but shall thereafter cease to be effective without being succeeded within 20 business days by an effective replacement or amended registration statement or for a period of time which shall exceed 20 days in the aggregate per year (defined as every rolling period of 365 consecutive days commencing on the Actual Effective Date (each such event referred to in clauses A through D of this Section 11.4 is referred to herein as a "NON-REGISTRATION EVENT"), then the Company shall deliver to the holder of Registrable Securities, as "LIQUIDATED DAMAGES", an amount equal to two percent (2%) for each 30 days (or such lesser pro-rata amount for any period of less than 30 days) of the Principal Amount of the Notes issued on the Closing Date to Subscriber multiplied by a fraction, the numerator of which is the amount of Warrants and Warrant Shares held by the Subscriber during the pendency of the Non-Registration Event and the denominator of which is the amount of Warrants issued to such Subscriber on the Closing Date. The Company must pay the Liquidated Damages in cash. The Liquidated Damages must be paid within 10 days after the end of each 30 day period or shorter part thereof for which Liquidated Damages are payable. In the event a Registration Statement is filed by the Filing Date but is withdrawn prior to being declared effective by the Commission, then such Registration Statement will be deemed to have not been filed and Liquidated Damages will be calculated accordingly. All oral or written comments received from the Commission relating to the Registration Statement must be satisfactorily responded to within ten business days after receipt of comments from the Commission. Failure to timely respond to Commission comments is a Non-Registration Event for which Liquidated Damages shall accrue and be payable by the Company to the holders of Registrable Securities at the same rate and amounts set forth above calculated from the eleventh day after the comments were received through the date responses to the comments are given to the Commission. The amount of Liquidated Damages payable in the aggregate for all Non-Registration Events may not exceed $75,000.

      11.5. EXPENSES. All expenses incurred by the Company in complying with
Section 11, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the NASD, transfer taxes, and fees of transfer agents and registrars, are called "REGISTRATION EXPENSES." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called "SELLING EXPENSES." The Company will pay all Registration Expenses in connection with the registration statement under
Section 11. Selling Expenses in connection with each registration statement under Section 11 shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all Sellers thereunder may agree.

      11.6. INDEMNIFICATION AND CONTRIBUTION.

            (a) In the event of a registration of any Registrable Securities under the 1933 Act pursuant to Section 11, the Company will, to the extent permitted by law, indemnify and hold harmless the Seller, each officers, directors, agents, Affiliates, members, managers, control persons, and principal shareholders of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of
Section 11.6(c) reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller in writing specifically for use in such registration statement or prospectus.

            (b) In the event of a registration of any of the Registrable Securities under the 1933 Act pursuant to Section 11, each Seller severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the net proceeds actually received by the Seller from the sale of Registrable Securities pursuant to such registration statement.

            (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 11.6(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 11.6(c), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 11.6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnifying party shall have reasonably concluded that there may be reasonable defenses available to indemnified party which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel, reasonably satisfactory to the indemnified and indemnifying party, and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

            (d) In order to provide for just and equitable contribution in the event of joint liability under the 1933 Act in any case in which either (i) a Seller, or any controlling person of a Seller, makes a claim for indemnification pursuant to this Section 11.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 11.6 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is not provided under this Section 11.6; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities sold by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation and provided, further, however, that the liability of the Seller hereunder shall be limited to the net proceeds actually received by the Seller from the sale of Registrable Securities pursuant to such Registration Statement.

      11.7. DELIVERY OF UNLEGENDED SHARES.

            (a) Within seven (7) business days (such seventh business day being the "UNLEGENDED SHARES DELIVERY Date") after the business day on which the Company has received (i) a notice that Warrant Shares have been sold pursuant to the Registration Statement or Rule 144 under the 1933 Act, (ii) a representation that the prospectus delivery requirements, or the requirements of Rule 144, as applicable and if required, have been satisfied, and (iii) the original share certificates representing the shares of Common Stock that have been sold, and
(iv) in the case of sales under Rule 144, customary representation letters of the Subscriber and/or a Subscriber's broker regarding compliance with the requirements of Rule 144, the Company at its expense, (y) shall deliver, and shall cause legal counsel selected by the Company to deliver to its transfer agent (with copies to Subscriber) an appropriate instruction and opinion of such counsel, directing the delivery of shares of Common Stock without any legends including the legend set forth in Section 4(i) above (the "UNLEGENDED SHARES"); and (z) cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the submitted certificate, if any, to the Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date.

            (b) In lieu of delivering physical certificates representing the Unlegended Shares, upon request of a Subscriber, so long as the certificates therefor do not bear a legend and the Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company will cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Subscriber's prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system, if such transfer agent participates in such DWAC system. Such delivery must be made on or before the Unlegended Shares Delivery Date.

            (c) The Company understands that a delay in the delivery of the Unlegended Shares pursuant to Section 11 hereof later than the Unlegended Shares Delivery Date could result in economic loss to a Subscriber. As compensation to a Subscriber for such loss, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to the Subscriber for late delivery of Unlegended Shares in the amount of $100 per business day after the Delivery Date for each $10,000 of purchase price of the Unlegended Shares subject to the delivery default. If during any 360 day period, the Company fails to deliver Unlegended Shares as required by this Section 11.7 for an aggregate of thirty
(30) days, then each Subscriber or assignee holding Warrant Shares subject to such default may, at its option, require the Company to redeem all or any portion of the Warrant Shares subject to such default at a price per share equal to the greater of (i) 120% of the purchase price of such shares, or (ii) the highest closing price of the Common Stock during the aforedescribed thirty day period as reported by Bloomberg L.P. for the Principal Market, multiplied by the aggregate Exercise Price of the Warrant Shares subject to such default ("UNLEGENDED REDEMPTION AMOUNT"). The Company shall pay any payments incurred under this Section in immediately available funds not later than thirty (30) business days after demand.

            (d) In addition to any other rights available to a Subscriber, if the Company fails to deliver to a Subscriber Unlegended Shares as required pursuant to this Agreement, within three (3) business days after the Unlegended Shares Delivery Date and the Subscriber or a broker on the Subscriber's behalf, purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Subscriber of the shares of Common Stock which the Subscriber was entitled to receive from the Company (a "BUY-IN"), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) on demand the amount by which (A) the Subscriber's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as Unlegended Shares together with interest thereon at a rate of 15% per annum accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

            (e) In the event a Subscriber shall request delivery of Unlegended Shares as described in Section 11.7 and the Company is required to deliver such Unlegended Shares pursuant to Section 11.7 or the Warrant Shares pursuant to the Warrants, the Company may not refuse to deliver Unlegended Shares based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such Unlegended Shares shall have been sought and obtained by the Company or at the Company's request or with the Company's assistance, and the Company has posted a surety bond for the benefit of such Subscriber in the amount of 120% of the amount of the aggregate purchase price of the Warrant Shares which are subject to the injunction or temporary restraining order, which bond shall remain in effect until the final unappealable disposition of the litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment in Subscriber's favor.

      12.   (a)   RIGHT OF PARTICIPATION. For so long as Notes are outstanding, the Subscribers shall be given not less than ten (10) business days prior written notice of any proposed sale by the Company of its Common Stock or other securities or equity linked debt obligations, except in connection with (i) full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of corporation or other entity which holders of such securities or debt are not at any time granted registration or registration rights, (ii) the Company's issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration or registration rights, (iii) the Company's issuance of Common Stock or the issuances or grants of options to purchase Common Stock to employees, directors, and consultants pursuant to plans described on SCHEDULE 5(D), (iv) as a result of the exercise of Warrants which are granted or issued pursuant to this Agreement on the terms described in the Transaction Documents as of the Closing Date (collectively the foregoing are "EXCEPTED ISSUANCES") and
(v) as set forth on SCHEDULE 12(A). The Subscribers who exercise their rights pursuant to this Section 12(a) shall have the right during the ten business days following receipt of the notice to purchase by application of the outstanding balance of the Notes including principal, interest, liquidated damages and any other amount then owing to such Subscriber by the Company, such Common Stock, debt or other securities in accordance with the terms and conditions set forth in the notice of sale. In the event such terms and conditions are modified during the notice period, the Subscribers shall be given prompt notice of such modification and shall have the right during the ten business days following the notice of modification to exercise such right. In the event the exercise of the rights described in this Section 12(a) would or could result in the issuance of an amount of Common Stock of the Company that would exceed the maximum amount that may be issued to a Subscriber calculated in the manner described in Section 10 of the Warrant, then the issuance of such additional shares of Common Stock of the Company to such Subscriber will be deferred in whole or in part until such time as such Subscriber is able to beneficially own such Common Stock without exceeding the applicable maximum amount set forth calculated in the manner described in Section 10 of the Warrant. The determination of when such Common Stock may be issued shall be made by each Subscriber as to only such Subscriber.

            (b) FAVORED NATIONS PROVISION. Other than in connection with the Excepted Issuances, if at any time the Warrants are outstanding, the Company shall agree to or issue (the "LOWER PRICE ISSUANCE") any Common Stock or securities convertible into or exercisable for shares of Common Stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or exercise price per share which shall be less than the Warrant exercise price, without the consent of each Subscriber, then the Company shall issue, for each such occasion, additional shares of Common Stock to each Subscriber respecting those Warrants and Warrant Shares that remain outstanding at the time of the Lower Price Issuance so that the average per share purchase price of the shares of Common Stock issued to each Subscriber (of the Warrant Shares still owned by a Subscriber) is equal to such other lower price per share and the Warrant Exercise Price shall automatically be reduced to such other lower price. The delivery to a Subscriber of the additional shares of Common Stock shall be not later than the closing date of the transaction giving rise to the requirement to issue additional shares of Common Stock. Each Subscriber is granted the registration rights described in Section 11 hereof in relation to such additional shares of Common Stock. For purposes of the issuance and adjustment described in this paragraph, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in the issuance of the additional shares of Common Stock upon the sooner of the agreement to or actual issuance of such convertible security, warrant, right or option and again at any time upon any subsequent issuances of shares of Common Stock upon exercise of such purchase rights if such issuance is at a price lower than the Warrant Exercise Price in effect upon such issuance. The rights of each Subscriber set forth in this Section 12 are in addition to any other rights the Subscriber has pursuant to this Agreement and the Warrant. Each Subscriber is also given the right to elect to substitute any term or terms of any other offering in connection with which such Subscriber has rights as described in
Section 12(a), for any term or terms of the Offering in connection with Warrants owned by such Subscriber as of the date the notice described in Section 12(a) is required to be given to such Subscriber.

      13.   MISCELLANEOUS.

            (a) NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Aethlon Medical, Inc., 3030 Bunker Hill Street, Suite 4000, San Diego, CA 92109, Attn: James A. Joyce, CEO, telecopier: (858) 272-2738, with a copy by telecopier only to: Richardson & Patel LLP, 10900 Wilshire Boulevard, Suite 500, Los Angeles, CA 90024, Attn:
Jennifer Post, Esq., telecopier: (310) 208-1154, and (ii) if to the Subscriber, to: the one or more addresses and telecopier numbers indicated on the signature pages hereto, with an additional copy by telecopier only to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier: (212) 697-3575.

            (b) ENTIRE AGREEMENT; ASSIGNMENT. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the Company and the affected Subscriber and as described in Section 13(h). Neither the Company nor the Subscribers have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscribers.

            (c) COUNTERPARTS/EXECUTION. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

            (d) LAW GOVERNING THIS AGREEMENT. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon FORUM NON CONVENIENS. THE PARTIES EXECUTING THIS AGREEMENT AND OTHER AGREEMENTS REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH ON BEHALF OF THE COMPANY AGREE TO SUBMIT TO THE IN PERSONAM JURISDICTION OF SUCH COURTS AND HEREBY IRREVOCABLY WAIVE TRIAL BY JURY. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

            (e) SPECIFIC ENFORCEMENT, CONSENT TO JURISDICTION. The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 13(d) hereof, the Company hereby irrevocably waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

            (f) INDEPENDENT NATURE OF SUBSCRIBERS. The Company acknowledges that the obligations of each Subscriber under the Transaction Documents are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under the Transaction Documents. The Company acknowledges that each Subscriber has represented that the decision of each Subscriber to purchase Securities has been made by such Subscriber independently of any other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no Subscriber or any of its agents or employees shall have any liability to any Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained in any Transaction Document, and no action taken by any Subscriber pursuant hereto or thereto (including, but not limited to, the (i) inclusion of a Subscriber in the Registration Statement and (ii) review by, and consent to, such Registration Statement by a Subscriber) shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that each Subscriber shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of the Transaction Documents, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that it has elected to provide all Subscribers with the same terms and Transaction Documents for the convenience of the Company and not because Company was required or requested to do so by the Subscribers. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Subscribers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated thereby.

            (g) DAMAGES. In the event the Subscriber is entitled to receive any liquidated damages pursuant to the Transactions, the Subscriber may elect to receive the greater of actual damages or such liquidated damages.

            (h) CONSENT. As used in the Agreement, "consent of the Subscribers" or similar language means the consent of holders (the "REQUIRED HOLDERS") of not less than 75% of the total of the Warrants and Warrant Shares issued and issuable upon exercise of outstanding Warrants held by Subscribers on the date consent is requested.

            (i) EQUAL TREATMENT. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered and paid to all the Subscribers and their permitted successors and assigns.

            (j) MAXIMUM PAYMENTS. Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

            (k) CALENDAR DAYS. All references to "days" in the Transaction Documents shall mean calendar days unless otherwise stated. The terms "business days" and "trading days" shall mean days that the New York Stock Exchange is open for trading for three or more hours. Time periods shall be determined as if the relevant action, calculation or time period were occurring in New York City. Any deadline that falls on a non-business day in any of the Transaction Documents shall be automatically extended to the next business day and interest, if any, shall be calculated and payable through such extended period.

            (l) CAPTIONS: CERTAIN DEFINITIONS. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement. As used in this Agreement the term "PERSON" shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

            (m) SEVERABILITY. In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

            (n) SUCCESSOR LAWS. References in the Transaction Documents to laws, rules, regulations and forms shall also include successors to and functionally equivalent replacements of such laws, rules, regulations and forms.


                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                  SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (A)


      Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                             AETHLON MEDICAL, INC.
                                             a Nevada corporation


                                             By: /s/ James A. Joyce
                                                -----------------------------
                                                 Name: James A. Joyce
                                                 Title: CEO

                                             Dated: December 5, 2007

------------------------------------------- ------------------------ -------------------------- ----------------------
SUBSCRIBER                                  PURCHASE PRICE (CASH)    PRINCIPAL AMOUNT OF NOTE   CLASS C WARRANTS
------------------------------------------- ------------------------ -------------------------- ----------------------
ALPHA CAPITAL ANSTALT                       $375,000.00              $412,500.00                1,237,500
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein
Fax: 011-42-32323196




______________________________________
(Signature)
By: __________________________________
Name: ________________________________
Title: _______________________________

------------------------------------------- ------------------------ -------------------------- ----------------------

                  SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (B)


      Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                             AETHLON MEDICAL, INC.
                                             a Nevada corporation


                                             By: /s/ James A. Joyce
                                                -----------------------------
                                                 Name: James A. Joyce
                                                 Title: CEO

                                             Dated: December 5, 2007

------------------------------------------- ------------------------ -------------------------- ----------------------
SUBSCRIBER                                  PURCHASE PRICE (CASH)    PRINCIPAL AMOUNT OF NOTE   CLASS C WARRANTS

------------------------------------------- ------------------------ -------------------------- ----------------------
OSHER CAPITAL PARTNERS LLC                  $75,000.00               $82,500.00                 247,500
5 Sansberry Lane
Spring Valley, NY 10977
Fax: (212) 586-8244




______________________________________
(Signature)
By: __________________________________
Name: ________________________________
Title: _______________________________

------------------------------------------- ------------------------ -------------------------- ----------------------

                         LIST OF EXHIBITS AND SCHEDULES


Exhibit A           Form of Note

Exhibit B           Form of Class C Warrant

Exhibit C           Escrow Agreement

Exhibit D           Form of Legal Opinions

Schedule 5(a)       Subsidiaries

Schedule 5(d)       Additional Issuances / Capitalization

Schedule 5(w)       Transfer Agent

Schedule 12(a)      Excepted Issuances